UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2022

Cartica Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41198	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 I Street NW, Suite 910

Washington, D.C. 20006

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1-202-367-3003

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	CITEU	The Nasdaq Stock Market LLC

Class A Ordinary Share, par value $0.0001 per share	CITE	The Nasdaq Stock Market LLC

Redeemable Warrants	CITEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 13, 2022, Cartica Acquisition Corp (the “Company”) was advised by Cartica Management, LLC, the management company for both Cartica Investors, LP and Cartica Investors II, LP (together, the “Cartica Funds”) that the Cartica Funds will be liquidated in the first half of 2023 (the “Liquidation”).

The Cartica Funds, which are affiliates of Cartica Acquisition Partners, LLC (the “Sponsor”), entered into a forward purchase agreement (the “Forward Purchase Agreement”) at the time of the Company’s initial public offering, pursuant to which the Cartica Funds agreed to subscribe for an aggregate of up to 3,000,000 forward purchase shares, consisting of one Class A ordinary share for $10.00 per share (the “Forward Purchase Shares”), or up to $30,000,000 in the aggregate, in a private placement to close substantially concurrently with the closing of the Company’s initial business combination (the “Initial Business Combination”), subject to approval at such time by the Cartica Management Investment Committee.

Although the Forward Purchase Agreement remains in effect and the purchase of the Forward Purchase Shares remains subject to Cartica Management Investment Committee’s approval, the Liquidation may adversely impact the Cartica Funds’ ability to purchase some or all of the Forward Purchase Shares pursuant to the Forward Purchase Agreement and the Company’s ability to enter into a definitive agreement regarding an Initial Business Combination. If the sale of some or all of the Forward Purchase Shares fails to close, for any reason, the Company may lack sufficient funds to consummate the Initial Business Combination. There can be no assurances that the Cartica Funds will purchase any or all of the Forward Purchase Shares.

In addition, at the time of the Company’s initial public offering, the Cartica Funds purchased 1,980,000 of the units of the Company.  The Company was advised by Cartica Management, LLC that these units are not expected to be impacted by the decision to liquidate the Cartica Funds.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cartica Acquisition Corp

	By:	/s/ Sanjeev Goel
Name: Sanjeev Goel
Title: Chief Executive Officer

Dated: October 19, 2022